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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 19, 2005


                            BOK FINANCIAL CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


         Oklahoma                       000-19341               73-1373454
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(State or other jurisdiction           (Commission            (IRS Employer
        of incorporation)              File Number)         Identification No.)


  Bank of Oklahoma Tower, Boston Avenue at Second Street, Tulsa, Oklahoma 74172
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                    (Address of principal executive offices)


               Registrant's telephone number, including area code:
                                 (918) 588-6000


               _____________________N/A___________________________
          (Former name or former address, if changes since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02.  Results of Operations and Financial Condition.

         On April 19, 2005, BOK Financial Corporation ("BOK Financial") issued a press release announcing its financial results for the first quarter ended March 31, 2005 ("Press Release"). The full text of the Press Release is attached as
Exhibit 99(a) to this report and is incorporated herein by reference. On April 19, 2005, in connection with BOK Financial's issuance of the Press Release, BOK Financial released financial information related to the three months ended March 31, 2005 ("Financial Information"), which includes certain historical financial information relating to BOK Financial. The Financial Information is attached as
Exhibit 99(b) to this report and is incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits.

(c)      Exhibits

         99(a) Text of Press Release, dated April 19, 2005, titled "BOK Financial Reports 33 Percent Earnings Increase -
                      Loan Growth, Credit Quality Highlight the Quarter"

         99(b)        Financial Information for the Three Months Ended
                      March 31, 2005



                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BOK FINANCIAL CORPORATION

                                        By:  /s/  Steven E. Nell
                                             --------------------------------
                                        Steven E. Nell
                                        Executive Vice President
                                        Chief Financial Officer
Date:  April 19, 2005